                                                                     EXHIBIT 9.2

                                  ORBCOMM INC.
               AMENDED AND RESTATED COMMON STOCK VOTING AGREEMENT

          THIS AMENDED AND RESTATED COMMON STOCK VOTING AGREEMENT, dated as of November 18, 2005 (this "Agreement"), amends the ORBCOMM Inc. Common Stock Voting Agreement, dated as of February 17, 2004, as amended (the "Original Agreement"), by and among ORBCOMM Inc., a Delaware corporation (the "Company"), and the persons and entities signatories thereto and listed on Exhibit A hereto (individually, an "Investor" and collectively, the "Investors").

          WHEREAS, the Company has authorized the issuance of Series B Preferred Stock;

          WHEREAS, in connection with the issuance of the Series B Preferred Stock, the Investors necessary to amend the Original Agreement, but only upon the issuance of the Series B Preferred Stock, have agreed to amend the Original Agreement pursuant to Section 3.4 thereof.

          WHEREAS, this Agreement shall only become effective as provided in
Section 3.13.

          NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree hereto as follows:

1.   Voting.

          1.1 Investor Shares. Each of the Investors agree to hold all shares of Common Stock registered in their respective names or beneficially owned by them as of the date hereof and any and all other shares of Common Stock legally or beneficially acquired by it after the date hereof (hereinafter collectively referred to as the "Investor Shares") subject to, and to vote the Investor Shares in accordance with, the provisions of this Agreement.

          1.2 Election of Directors.

          (a) If the Company shall in good faith determine upon the advice of counsel that prior approval by the Federal Communications Commission ("FCC") is required to provide for the election of directors other than as set forth in the Original Agreement, then prior to such approval the Investors agree to vote all Investor Shares held by them (at a meeting of stockholders or pursuant to an action by written consent) so as to elect members of the Company's Board of Directors as set forth in the Original Agreement.

          (b) After FCC approval (if the Company shall in good faith determine upon the advice of counsel that prior approval by the FCC is required to provide for the election of directors other than as set forth in the Original Agreement), or if the Company determines in good faith upon the advice of counsel that such approval is not required, the Investors agree to vote all Investors Shares held by them (at a meeting of stockholders or pursuant to an action by written consent) so as to elect members of the Company's Board of Directors as follows:

               (i) Subject to paragraph (c) and (d),

                    (A) for so long as Don Franco and his affiliates
               collectively own no less than five hundred thousand (500,000) shares of Common Stock, one director by Don Franco;

                    (B) for so long as Jerome B. Eisenberg and his affiliates
               collectively own no less than five hundred thousand (500,000) shares of Common Stock, one director by Jerome B. Eisenberg;

                    (C) for so long as Northwood Ventures LLC and its affiliates
               ("Northwood") collectively own no less than five hundred thousand (500,000) shares of Common Stock, one director by Northwood;

                    (D) for so long as OHB Technology AG and its affiliates
               ("OHB") collectively own no less than five hundred thousand (500,000) shares of Common Stock, one director by OHB.

               (ii) In addition to the persons listed in paragraph 1.2(b)(i), prior to FCC approval for Hans Steininger.

          (c) In the event of any vacancy caused by the death, resignation or removal of a director who was elected pursuant to this Agreement, such vacancy shall be filled only in accordance with this Section 1.2.

          (d) To the extent that (A) an Investor who is entitled to designate a director pursuant to Section 1.2(b)(i) has failed to do so and a vacancy has existed on the Board for a period exceeding sixty (60) days or (B) the right of an Investor to designate one or more members of the Board pursuant to Section 1.2(b)(i) above has lapsed or terminated by reason of such Investor holding fewer than the number of Investor Shares required to designate a director, then the holders of the Investor Shares shall vote all of their Investor Shares to elect a person designated by the holders of a majority of the Common Stock to fill such director position, which such person shall be an Independent Director (as such term is defined by the rules of the New York Stock Exchange), unless holders of a majority of the Common Stock agree that such person is not required to be an Independent Director; provided that, any director elected to fill a vacancy pursuant to clause 1.2(d)(A) shall be subject to removal and replacement by the Investor entitled to designate a director to fill such position in accordance with Section 1.2(b) hereof.

          1.3 Additional Shares. In the event that subsequent to the date of this Agreement any shares or other securities are issued on, or in exchange for, any of the Investor Shares by reason of any stock dividend, stock split, combination of shares, reclassification or the like, such shares or securities shall be deemed to be Investor Shares, as the case may be, for purposes of this Agreement.

          1.4 Addition of Investors. The Company shall not issue any Common Stock unless the purchaser of such shares has become a party to this Agreement by executing and delivering an additional counterpart signature page to this Agreement. Upon execution of this Agreement by a future purchaser of Common Stock, such purchaser shall be become an "Investor" hereunder.

          1.5 Legend.

          (a) Concurrently with the execution of this Agreement, there shall be imprinted or otherwise placed, on certificates representing the Investor Shares the following restrictive legend (the "Legend"):

          "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF A COMMON STOCK VOTING AGREEMENT WHICH PLACES CERTAIN RESTRICTIONS ON THE VOTING OF THE SHARES REPRESENTED HEREBY. ANY PERSON ACCEPTING ANY INTEREST IN SUCH SHARES SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF SUCH AGREEMENT. A COPY OF SUCH COMMON STOCK VOTING AGREEMENT WILL BE FURNISHED TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS."

          (b) The Company agrees that, during the term of this Agreement, it will not remove, and will not permit to be removed (upon registration of transfer, reissuance of otherwise), the Legend from any such certificate and will place or cause to be placed the Legend on any new certificate issued to represent Investor Shares theretofore represented by a certificate carrying the Legend.

          1.6 Successors. The provisions of this Agreement shall be binding upon the successors in interest to any of the Investor Shares. The Company shall not permit the transfer of any of the Investor Shares on its books or issue a new certificate representing any of the Investor Shares unless and until the person to whom such security is to be transferred shall have executed a written agreement, substantially in the form of this Agreement, pursuant to which such person becomes a party to this Agreement and agrees to be bound by all the provisions hereof as if such person were an Investor.

          1.7 Other Rights. Except as expressly provided in this Agreement, the Investors shall have full voting rights with respect to the Investor Shares in all matters subject to the approval of the stockholders of the Company.

2.   Termination.

          2.1 This Agreement shall continue in full force and effect from the date hereof through the earliest of the following dates, on which date it shall terminate in its entirety:

          (a) the date immediately following the closing of a firmly underwritten public offering of the Common Stock pursuant to a registration statement filed with the Securities and Exchange Commission, and declared effective under the Securities Act of 1933, as amended;

          (b) the date immediately following the closing of a sale, lease, or other disposition of all or substantially all of the Company's assets or the Company's merger into or consolidation with any other corporation or other entity, or any other corporate reorganization, in which the holders of the Company's outstanding voting stock immediately prior to such transaction own, immediately after such transaction, securities representing less than fifty percent (50%) of the voting power of the corporation or other entity surviving such transaction; provided that this section 2.1 shall not apply to a merger effected exclusively for the purpose of changing the domicile of the Company; or

          (c) ten (10) years from the date of this Agreement.

          (d) upon the vote by Investors holding not less than seventy five percent (75%) of the outstanding Common Stock, provided that Don Franco and his affiliates, Jerome B. Eisenberg and his affiliates, Northwood and OHB each are among the group of Investors seeking the termination, (but only to the extent each remains entitled to elect a director).

3.   Miscellaneous.

          3.1 Further Action. If and whenever any Investor Shares are sold, the selling Investor or the personal representative of such Investor shall do all things and execute and deliver all documents and make all transfers, and cause any transferee of such Investor Shares to do all things and execute and deliver all documents, as may be necessary to consummate such sale consistent with this Agreement.

          3.2 Specific Performance. The parties hereto hereby declare that it is impossible to measure in money the damages which will accrue to a party hereto or to its heirs, personal representatives, or assigns by reason of a failure to perform any of the obligations under this Agreement and agree that the terms of this Agreement shall be specifically enforceable. If any party hereto or its heirs, personal representatives, or assigns institutes any action or proceeding to specifically enforce the provisions hereof, any person against whom such action or proceeding is brought hereby waives the claim or defense therein that such party or such personal representative has an adequate remedy at law, and such person shall not offer in any such action or proceeding the claim or defense that such remedy at law exists.

          3.3 Governing Law. This Agreement, and the rights of the parties hereto, shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to principles of conflicts of laws.

          3.4 Amendment or Waiver. This Agreement may be amended (or provisions of this Agreement waived) only by an instrument in writing signed by the Investors holding at least two-thirds (2/3) of the outstanding shares of Common Stock, with written notice to the Company; provided that the right of any party to designate a director, and to remove and replace a director may not be amended or modified unless such amendment or modification is approved by such party, and provided further, however, that the Company may amend or supplement this Agreement, without the consent of any of the Investors to cure or correct immaterial errors or omissions (such as typographical errors or the names and titles of signatories of Investors that are entities or the addition of new shareholders to Exhibit A) which do not adversely effect the rights of Investors, so long as notice of such amendment is provided to all Investors within ten (10) days thereafter. Any amendment or waiver so effected shall be binding upon the Company, each of the parties hereto and any assignee of any such party.

          3.5 Severability. In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

          3.6 Successors. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors, assigns, administrators, executors and other legal representatives.

          3.7 Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed an original but all of which together shall constitute one and the same agreement.

          3.8 Waiver. No waivers of any breach of this Agreement extended by any party hereto to any other party shall be construed as a waiver of any rights or remedies of any other party hereto or with respect to any subsequent breach.

          3.9 Attorneys' Fees. In the event that any suit or action is instituted to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

          3.10 Notices. Any notices required in connection with this Agreement shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified; (b) when sent by confirmed facsimile if sent during normal business hours of the recipient, if not, then on the next business day; (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written notification of receipt. All notices shall be delivered or sent to the holder's address appearing on the books of the Company or at such address as such party may designate by ten (10) days advance written notice to the other parties hereto.

          3.11 Entire Agreement. This Agreement and the Exhibits hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

          3.12 Assignment. Each of the Investors may assign its rights under this Agreement to an affiliate, provided the Company is, within a reasonable time after such assignment, furnished with written notice of the name and address of such assignee; provided, however, that the Company acknowledges that ORBCOMM Holdings LLC has assigned the Common Stock owned by it to its members, subject to certain conditions; and provided further, however, that no member of ORBCOMM Holdings LLC shall have any rights hereunder unless a signatory hereto.

          3.13 Effective Date. This Agreement shall only come into effect upon the issuance of Series B Preferred Stock by the Company. For the avoidance of doubt, the Original Agreement shall remain operative until the issuance of Series B Preferred Stock by the Company.

          IN WITNESS WHEREOF, the parties hereto have executed this Common Stock Voting Agreement as of the date first above written.

                                        ORBCOMM INC.


                                        By: /s/ Jerome B. Eisenberg
                                            ------------------------------------
                                            Jerome B. Eisenberg
                                            Chief Executive Officer

                 Signature Page to Common Stock Voting Agreement

                     (Counterpart Signature Pages to Follow)

     THIS IS A COUNTERPART SIGNATURE PAGE TO THE AMENDED AND RESTATED COMMON
      STOCK VOTING AGREEMENT, DATED AS OF NOVEMBER 18, 2005, AMENDING THE COMMON STOCK VOTING AGREEMENT OF ORBCOMM INC., DATED AS OF FEBRUARY 17,
            2004, BETWEEN ORBCOMM INC. AND ITS COMMON STOCKHOLDERS.

Name of Investor:              DWAINE L. AND CYNTHIA WILLETT
                               (please print)

Notice Address for Investor:
   (please complete)

Facsimile:


Signed by: /s/ Dwaine L. Willett
           /s/ Cynthia Willett
           --------------------------
Name: DWAINE L. AND CYNTHIA WILLETT
Title: Title Illegible

     THIS IS A COUNTERPART SIGNATURE PAGE TO THE AMENDED AND RESTATED COMMON
      STOCK VOTING AGREEMENT, DATED AS OF NOVEMBER 18, 2005, AMENDING THE COMMON STOCK VOTING AGREEMENT OF ORBCOMM INC., DATED AS OF FEBRUARY 17,
            2004, BETWEEN ORBCOMM INC. AND ITS COMMON STOCKHOLDERS.

Name of Investor:              WILLIAM J. VANDEN HEUVEL
                               (please print)

Notice Address for Investor:
   (please complete)

Facsimile:


Signed by: /s/ William J. Vanden Heuvel
           ----------------------------
Name:
      -------------------------------
Title:
       ------------------------------

     THIS IS A COUNTERPART SIGNATURE PAGE TO THE AMENDED AND RESTATED COMMON
      STOCK VOTING AGREEMENT, DATED AS OF NOVEMBER 18, 2005, AMENDING THE COMMON STOCK VOTING AGREEMENT OF ORBCOMM INC., DATED AS OF FEBRUARY 17,
            2004, BETWEEN ORBCOMM INC. AND ITS COMMON STOCKHOLDERS.

Name of Investor:              Mark Sullivan
                               (please print)

Notice Address for Investor:
   (please complete)

Facsimile:


Signed by: /s/ Mark Sullivan
           --------------------------
Name: Mark Sullivan
Title:
       ------------------------------

     THIS IS A COUNTERPART SIGNATURE PAGE TO THE AMENDED AND RESTATED COMMON
      STOCK VOTING AGREEMENT, DATED AS OF NOVEMBER 18, 2005, AMENDING THE COMMON STOCK VOTING AGREEMENT OF ORBCOMM INC., DATED AS OF FEBRUARY 17,
            2004, BETWEEN ORBCOMM INC. AND ITS COMMON STOCKHOLDERS.

Name of Investor:              Elizabeth T. Steele
                               (please print)

Notice Address for Investor:
   (please complete)

Facsimile:
                               --------------------------


Signed by: /s/ Elizabeth T. Steele
           --------------------------
Name:
      -------------------------------
Title:
       ------------------------------

     THIS IS A COUNTERPART SIGNATURE PAGE TO THE AMENDED AND RESTATED COMMON
      STOCK VOTING AGREEMENT, DATED AS OF NOVEMBER 18, 2005, AMENDING THE COMMON STOCK VOTING AGREEMENT OF ORBCOMM INC., DATED AS OF FEBRUARY 17,
            2004, BETWEEN ORBCOMM INC. AND ITS COMMON STOCKHOLDERS.

Name of Investor:              Walter H. Sonnenfeldt
                               (please print)

Notice Address for Investor:
   (please complete)

Facsimile:


Signed by: /s/ Walter H. Sonnenfeldt
           --------------------------
Name: Walter H. Sonnenfeldt
Title:
       ------------------------------

     THIS IS A COUNTERPART SIGNATURE PAGE TO THE AMENDED AND RESTATED COMMON
      STOCK VOTING AGREEMENT, DATED AS OF NOVEMBER 18, 2005, AMENDING THE COMMON STOCK VOTING AGREEMENT OF ORBCOMM INC., DATED AS OF FEBRUARY 17,
            2004, BETWEEN ORBCOMM INC. AND ITS COMMON STOCKHOLDERS.

Name of Investor:              Hyung Jin Song
                               (please print)

Notice Address for Investor:
   (please complete)


Facsimile:


Signed by: /s/ Hyung Jin Song
           --------------------------
Name: Hyung Jin Song
Title:
       ------------------------------

     THIS IS A COUNTERPART SIGNATURE PAGE TO THE AMENDED AND RESTATED COMMON
      STOCK VOTING AGREEMENT, DATED AS OF NOVEMBER 18, 2005, AMENDING THE COMMON STOCK VOTING AGREEMENT OF ORBCOMM INC., DATED AS OF FEBRUARY 17,
            2004, BETWEEN ORBCOMM INC. AND ITS COMMON STOCKHOLDERS.

Name of Investor:              SK Partners
                               (please print)

Notice Address for Investor:
   (please complete)


Facsimile:


Signed by: /s/ Peter G. Schiff
           --------------------------
Name: Peter G. Schiff
Title: Managing General Partner

     THIS IS A COUNTERPART SIGNATURE PAGE TO THE AMENDED AND RESTATED COMMON
      STOCK VOTING AGREEMENT, DATED AS OF NOVEMBER 18, 2005, AMENDING THE COMMON STOCK VOTING AGREEMENT OF ORBCOMM INC., DATED AS OF FEBRUARY 17,
            2004, BETWEEN ORBCOMM INC. AND ITS COMMON STOCKHOLDERS.

Name of Investor:              Shippan Fund LLC
                               (please print)

Notice Address for Investor:
   (please complete)


Facsimile:


Signed by: /s/ Steven Chrust
           --------------------------
Name: Steven Chrust
Title: Manager

     THIS IS A COUNTERPART SIGNATURE PAGE TO THE AMENDED AND RESTATED COMMON
      STOCK VOTING AGREEMENT, DATED AS OF NOVEMBER 18, 2005, AMENDING THE COMMON STOCK VOTING AGREEMENT OF ORBCOMM INC., DATED AS OF FEBRUARY 17,
            2004, BETWEEN ORBCOMM INC. AND ITS COMMON STOCKHOLDERS.

Name of Investor:              Andre-Michael Schultz
                               (please print)

Notice Address for Investor:
   (please complete)


Facsimile:


Signed by: /s/ Andre-Michael Schultz
           --------------------------
Name:
      -------------------------------
Title:
       ------------------------------

     THIS IS A COUNTERPART SIGNATURE PAGE TO THE AMENDED AND RESTATED COMMON
      STOCK VOTING AGREEMENT, DATED AS OF NOVEMBER 18, 2005, AMENDING THE COMMON STOCK VOTING AGREEMENT OF ORBCOMM INC., DATED AS OF FEBRUARY 17,
            2004, BETWEEN ORBCOMM INC. AND ITS COMMON STOCKHOLDERS.

Name of Investor:              Ridgewood Satellite LLC
                               c/o Ridgewood Venture Management Corp.
                               (please print)

Notice Address for Investor:
   (please complete)


Facsimile:


Signed by: /s/Robert L. Gold
           --------------------------
Name: Robert L. Gold
Title: President

  THIS IS A COUNTERPART SIGNATURE PAGE TO THE AMENDED AND RESTATED COMMON STOCK
          VOTING AGREEMENT, DATED AS OF NOVEMBER 18, 2005, AMENDING THE
 COMMON STOCK VOTING AGREEMENT OF ORBCOMM INC., DATED AS OF FEBRUARY 17, 2004,
                BETWEEN ORBCOMM INC. AND ITS COMMON STOCKHOLDERS.

Name of Investor:              Richard K. Webel Trust
                               (please print)

Notice Address for Investor:
   (please complete)


Facsimile:


Signed by: /s/ Peter G. Schiff
           -----------------------------
Name: Peter G. Schiff
Title: Trustee

     THIS IS A COUNTERPART SIGNATURE PAGE TO THE AMENDED AND RESTATED COMMON
       STOCK VOTING AGREEMENT, DATED AS OF NOVEMBER 18, 2005, AMENDING THE COMMON STOCK VOTING AGREEMENT OF ORBCOMM INC., DATED AS OF FEBRUARY 17, 2004,
                BETWEEN ORBCOMM INC. AND ITS COMMON STOCKHOLDERS.

Name of Investor:              ORBCOMM Venture, LLC.
                               (please print)

Notice Address for Investor:
   (please complete)


Facsimile:


Signed by: /s/ Jeffrey I. Brodlieb
           -----------------------------
Name: Jeffrey I. Brodlieb
Title: As Attorney in Fact for
       Steven G. Chrust, Managing Member
       of Centripetal Management, LLC,
       Manager of ORBCOMM Venture, LLC

     THIS IS A COUNTERPART SIGNATURE PAGE TO THE AMENDED AND RESTATED COMMON
       STOCK VOTING AGREEMENT, DATED AS OF NOVEMBER 18, 2005, AMENDING THE COMMON STOCK VOTING AGREEMENT OF ORBCOMM INC., DATED AS OF FEBRUARY 17, 2004,
                BETWEEN ORBCOMM INC. AND ITS COMMON STOCKHOLDERS.

Name of Investor:              Orbcomm Asia Ltd.
                               (please print)

Notice Address for Investor:
   (please complete)



Facsimile:


Signed by: /s/ Hyung Jin Song
           -----------------------------
Name: Hyung Jin Song
Title: CEO

     THIS IS A COUNTERPART SIGNATURE PAGE TO THE AMENDED AND RESTATED COMMON
       STOCK VOTING AGREEMENT, DATED AS OF NOVEMBER 18, 2005, AMENDING THE COMMON STOCK VOTING AGREEMENT OF ORBCOMM INC., DATED AS OF FEBRUARY 17, 2004,
                BETWEEN ORBCOMM INC. AND ITS COMMON STOCKHOLDERS.

Name of Investor:              OHB Technology AG
                               (please print)

Notice Address for Investor:
   (please complete)


Facsimile:


Signed by: /s/ Marco Fuchs
           -----------------------------
Name: MARCO FUCHS
Title: CEO

     THIS IS A COUNTERPART SIGNATURE PAGE TO THE AMENDED AND RESTATED COMMON
       STOCK VOTING AGREEMENT, DATED AS OF NOVEMBER 18, 2005, AMENDING THE COMMON STOCK VOTING AGREEMENT OF ORBCOMM INC., DATED AS OF FEBRUARY 17, 2004,
                BETWEEN ORBCOMM INC. AND ITS COMMON STOCKHOLDERS.

Name of Investor:              Northwood Ventures LLC
                               (please print)

Notice Address for Investor:
   (please complete)


Facsimile:


Signed by: /s/ Peter G. Schiff
           -----------------------------
Name: Peter G. Schiff
Title: President

     THIS IS A COUNTERPART SIGNATURE PAGE TO THE AMENDED AND RESTATED COMMON
       STOCK VOTING AGREEMENT, DATED AS OF NOVEMBER 18, 2005, AMENDING THE COMMON STOCK VOTING AGREEMENT OF ORBCOMM INC., DATED AS OF FEBRUARY 17, 2004,
                BETWEEN ORBCOMM INC. AND ITS COMMON STOCKHOLDERS.

Name of Investor:              Northwood Capital Partners LLC
                               (please print)

Notice Address for Investor:
   (please complete)


Facsimile:


Signed by: /s/ Peter G. Schiff
           -----------------------------
Name: Peter G. Schiff
Title: President

    THIS IS A COUNTERPART SIGNATURE PAGE TO THE AMENDED AND RESTATED COMMON
      STOCK VOTING AGREEMENT, DATED AS OF NOVEMBER 18, 2005, AMENDING THE COMMON STOCK VOTING AGREEMENT OF ORBCOMM INC., DATED AS OF FEBRUARY 17, 2004,
               BETWEEN ORBCOMM INC. AND ITS COMMON STOCKHOLDERS.

Name of Investor:              Albert G. Nickel
                               (please print)

Notice Address for Investor:
   (please complete)

Facsimile:


Signed by: /s/ Albert G. Nickel
           -----------------------------
Name: Albert G. Nickel
Title: Owner

    THIS IS A COUNTERPART SIGNATURE PAGE TO THE AMENDED AND RESTATED COMMON
      STOCK VOTING AGREEMENT, DATED AS OF NOVEMBER 18, 2005, AMENDING THE COMMON STOCK VOTING AGREEMENT OF ORBCOMM INC., DATED AS OF FEBRUARY 17, 2004,
               BETWEEN ORBCOMM INC. AND ITS COMMON STOCKHOLDERS.

Name of Investor:              Denis J. Nayden
                               (please print)

Notice Address for Investor:
   (please complete)

Facsimile:


Signed by: /s/ Denis J. Nayden
           -----------------------------
Name:
      ----------------------------------
Title:
       ---------------------------------

    THIS IS A COUNTERPART SIGNATURE PAGE TO THE AMENDED AND RESTATED COMMON
      STOCK VOTING AGREEMENT, DATED AS OF NOVEMBER 18, 2005, AMENDING THE COMMON STOCK VOTING AGREEMENT OF ORBCOMM INC., DATED AS OF FEBRUARY 17, 2004,
               BETWEEN ORBCOMM INC. AND ITS COMMON STOCKHOLDERS.

Name of Investor:              Nakoma Investments, LLC
                               (please print)

Notice Address for Investor:
   (please complete)

Facsimile:


Signed by: /s/ Stephen Smith
           -----------------------------
Name: Stephen Smith
Title: VP

    THIS IS A COUNTERPART SIGNATURE PAGE TO THE AMENDED AND RESTATED COMMON
      STOCK VOTING AGREEMENT, DATED AS OF NOVEMBER 18, 2005, AMENDING THE COMMON STOCK VOTING AGREEMENT OF ORBCOMM INC., DATED AS OF FEBRUARY 17, 2004,
               BETWEEN ORBCOMM INC. AND ITS COMMON STOCKHOLDERS.

Name of Investor:              Murray Slimowitz IRA
                               (please print)

Notice Address for Investor:
   (please complete)

Facsimile:


Signed by: /s/ Murray Slimowitz
           -----------------------------
Name:
Title:
       ---------------------------------

    THIS IS A COUNTERPART SIGNATURE PAGE TO THE AMENDED AND RESTATED COMMON
      STOCK VOTING AGREEMENT, DATED AS OF NOVEMBER 18, 2005, AMENDING THE COMMON STOCK VOTING AGREEMENT OF ORBCOMM INC., DATED AS OF FEBRUARY 17, 2004,
               BETWEEN ORBCOMM INC. AND ITS COMMON STOCKHOLDERS.

Name of Investor:              H. MELCHERS
                               (please print)

Notice Address for Investor:
   (please complete)


Facsimile:


Signed by: /s/ H. Melchers
           -----------------------------
Name:
      ----------------------------------
Title:
       ---------------------------------

  THIS IS A COUNTERPART SIGNATURE PAGE TO THE AMENDED AND RESTATED COMMON STOCK
   VOTING AGREEMENT, DATED AS OF NOVEMBER 18, 2005, AMENDING THE COMMON STOCK VOTING AGREEMENT OF ORBCOMM INC., DATED AS OF FEBRUARY 17, 2004, BETWEEN ORBCOMM
                        INC. AND ITS COMMON STOCKHOLDERS.

Name of Investor:              Christopher Lust
                               (please print)

Notice Address for Investor:
   (please complete)

Facsimile:


Signed by: /s/ Christopher Lust
           -----------------------------
Name:
      ----------------------------------
Title:
       ---------------------------------

  THIS IS A COUNTERPART SIGNATURE PAGE TO THE AMENDED AND RESTATED COMMON STOCK
   VOTING AGREEMENT, DATED AS OF NOVEMBER 18, 2005, AMENDING THE COMMON STOCK VOTING AGREEMENT OF ORBCOMM INC., DATED AS OF FEBRUARY 17, 2004, BETWEEN ORBCOMM
                        INC. AND ITS COMMON STOCKHOLDERS.

Name of Investor:              Philip H. Lodewick
                               (please print)

Notice Address for Investor:
   (please complete)

Facsimile:


Signed by: /s/ Philip Lodewick
           -----------------------------
Name:
      ----------------------------------
Title:
       ---------------------------------

  THIS IS A COUNTERPART SIGNATURE PAGE TO THE AMENDED AND RESTATED COMMON STOCK
   VOTING AGREEMENT, DATED AS OF NOVEMBER 18, 2005, AMENDING THE COMMON STOCK VOTING AGREEMENT OF ORBCOMM INC., DATED AS OF FEBRUARY 17, 2004, BETWEEN ORBCOMM
                        INC. AND ITS COMMON STOCKHOLDERS.

Name of Investor:              Robert Loud IRA
                               (please print)

Notice Address for Investor:
   (please complete)

Facsimile:


Signed by: /s/ Robert Loud
           -----------------------------
Name:
      ----------------------------------
Title:
       ---------------------------------

  THIS IS A COUNTERPART SIGNATURE PAGE TO THE AMENDED AND RESTATED COMMON STOCK
   VOTING AGREEMENT, DATED AS OF NOVEMBER 18, 2005, AMENDING THE COMMON STOCK VOTING AGREEMENT OF ORBCOMM INC., DATED AS OF FEBRUARY 17, 2004, BETWEEN ORBCOMM
                        INC. AND ITS COMMON STOCKHOLDERS.

Name of Investor:              Liza Chrust 2001 Chrust Business Trust
                               (please print)

Notice Address for Investor:
   (please complete)

Facsimile:


Signed by: /s/ Steven Chrust
           -----------------------------
Name: Steven Chrust
Title: TTEE

  THIS IS A COUNTERPART SIGNATURE PAGE TO THE AMENDED AND RESTATED COMMON STOCK
   VOTING AGREEMENT, DATED AS OF NOVEMBER 18, 2005, AMENDING THE COMMON STOCK VOTING AGREEMENT OF ORBCOMM INC., DATED AS OF FEBRUARY 17, 2004, BETWEEN ORBCOMM
                        INC. AND ITS COMMON STOCKHOLDERS.

Name of Investor:              Korea Orbcomm Ltd.
                               (please print)

Notice Address for Investor:
   (please complete)

Facsimile:


Signed by: /s/ Hyung Jin Song
           -----------------------------
Name: Hyung Jin Song
Title: CEO

  THIS IS A COUNTERPART SIGNATURE PAGE TO THE AMENDED AND RESTATED COMMON STOCK
   VOTING AGREEMENT, DATED AS OF NOVEMBER 18, 2005, AMENDING THE COMMON STOCK VOTING AGREEMENT OF ORBCOMM INC., DATED AS OF FEBRUARY 17, 2004, BETWEEN ORBCOMM
                        INC. AND ITS COMMON STOCKHOLDERS.

Name of Investor:              Jerry Kay
                               (please print)

Notice Address for Investor:
   (please complete)

Facsimile:


Signed by: /s/ Jerry Kay
           -----------------------------
Name:
      ----------------------------------
Title:
       ---------------------------------

  THIS IS A COUNTERPART SIGNATURE PAGE TO THE AMENDED AND RESTATED COMMON STOCK
   VOTING AGREEMENT, DATED AS OF NOVEMBER 18, 2005, AMENDING THE COMMON STOCK VOTING AGREEMENT OF ORBCOMM INC., DATED AS OF FEBRUARY 17, 2004, BETWEEN ORBCOMM
                        INC. AND ITS COMMON STOCKHOLDERS.

Name of Investor:              John D. Curtis Renewable Trust
                               (please print)

Notice Address for Investor:
   (please complete)

Facsimile:


Signed by: /s/ John D. Curtis
           -----------------------------
Name: JOHN D. CURTIS
Title: Trustee

  THIS IS A COUNTERPART SIGNATURE PAGE TO THE AMENDED AND RESTATED COMMON STOCK
   VOTING AGREEMENT, DATED AS OF NOVEMBER 18, 2005, AMENDING THE COMMON STOCK VOTING AGREEMENT OF ORBCOMM INC., DATED AS OF FEBRUARY 17, 2004, BETWEEN ORBCOMM
                        INC. AND ITS COMMON STOCKHOLDERS.

Name of Investor:              WILLIAM L. JAFFE
                               (please print)

Notice Address for Investor:
   (please complete)


Facsimile:
                               -----------------


Signed by: /s/ William L. Jaffe
           -----------------------------
Name: WILLIAM L. JAFFE
Title:
       ---------------------------------

  THIS IS A COUNTERPART SIGNATURE PAGE TO THE AMENDED AND RESTATED COMMON STOCK
   VOTING AGREEMENT, DATED AS OF NOVEMBER 18, 2005, AMENDING THE COMMON STOCK VOTING AGREEMENT OF ORBCOMM INC., DATED AS OF FEBRUARY 17, 2004, BETWEEN ORBCOMM
                        INC. AND ITS COMMON STOCKHOLDERS.

Name of Investor:              INVESTMENT PARTNERS OF ORLANDO, LLP
                               (please print)

Notice Address for Investor:
   (please complete)

Facsimile:


Signed by: /s/ Gene Josephs
           -----------------------------
Name: Gene Josephs
Title: PRESIDENT

  THIS IS A COUNTERPART SIGNATURE PAGE TO THE AMENDED AND RESTATED COMMON STOCK
   VOTING AGREEMENT, DATED AS OF NOVEMBER 18, 2005, AMENDING THE COMMON STOCK VOTING AGREEMENT OF ORBCOMM INC., DATED AS OF FEBRUARY 17, 2004, BETWEEN ORBCOMM
                        INC. AND ITS COMMON STOCKHOLDERS.

Name of Investor:              346 Hillcrest F&F Partners LLC
                               (please print)

Notice Address for Investor:
   (please complete)


Facsimile:


Signed by: /s/ Jerome B. Eisenberg
           -----------------------------
Name: Jerome B. Eisenberg
Title: Managing Member

        THIS IS A COUNTERPART SIGNATURE PAGE TO THE AMENDED AND RESTATED COMMON STOCK VOTING AGREEMENT, DATED AS OF NOVEMBER 18, 2005, AMENDING
         THE COMMON STOCK VOTING AGREEMENT OF ORBCOMM INC., DATED AS OF FEBRUARY 17, 2004, BETWEEN ORBCOMM INC. AND ITS COMMON STOCKHOLDERS.

Name of Investor:              HANS HOFFMANN
                               (please print)

Notice Address for Investor:
   (please complete)


Facsimile:


Signed by: /s/ Hans Hoffmann
           -------------------------------------
Name:
      ------------------------------------------
Title:
       -----------------------------------------

        THIS IS A COUNTERPART SIGNATURE PAGE TO THE AMENDED AND RESTATED COMMON STOCK VOTING AGREEMENT, DATED AS OF NOVEMBER 18, 2005, AMENDING
         THE COMMON STOCK VOTING AGREEMENT OF ORBCOMM INC., DATED AS OF FEBRUARY 17, 2004, BETWEEN ORBCOMM INC. AND ITS COMMON STOCKHOLDERS.

Name of Investor:              E. Bulkeley Griswold
                               (please print)

Notice Address for Investor:
   (please complete)

Facsimile:


Signed by: /s/ E. Bulkeley Griswold
           -----------------------------------
Name: E. Bulkeley Griswold
Title:
       ---------------------------------------

        THIS IS A COUNTERPART SIGNATURE PAGE TO THE AMENDED AND RESTATED COMMON STOCK VOTING AGREEMENT, DATED AS OF NOVEMBER 18, 2005, AMENDING
         THE COMMON STOCK VOTING AGREEMENT OF ORBCOMM INC., DATED AS OF FEBRUARY 17, 2004, BETWEEN ORBCOMM INC. AND ITS COMMON STOCKHOLDERS.

Name of Investor:              Edmund B. Greene
                               (please print)

Notice Address for Investor:
   (please complete)

Facsimile:


Signed by: /s/  Edmund B. Greene
           -----------------------------------
Name: Edmund B. Greene
Title:
       ---------------------------------------

        THIS IS A COUNTERPART SIGNATURE PAGE TO THE AMENDED AND RESTATED COMMON STOCK VOTING AGREEMENT, DATED AS OF NOVEMBER 18, 2005, AMENDING
         THE COMMON STOCK VOTING AGREEMENT OF ORBCOMM INC., DATED AS OF FEBRUARY 17, 2004, BETWEEN ORBCOMM INC. AND ITS COMMON STOCKHOLDERS.

Name of Investor:              Michael Friedman
                               (please print)

Notice Address for Investor:
      (please complete)

Facsimile:


Signed by: /s/ Michael Friedman
           -------------------------------
Name:
      ------------------------------------
Title:
       -----------------------------------

        THIS IS A COUNTERPART SIGNATURE PAGE TO THE AMENDED AND RESTATED COMMON STOCK VOTING AGREEMENT, DATED AS OF NOVEMBER 18, 2005, AMENDING
         THE COMMON STOCK VOTING AGREEMENT OF ORBCOMM INC., DATED AS OF FEBRUARY 17, 2004, BETWEEN ORBCOMM INC. AND ITS COMMON STOCKHOLDERS.

Name of Investor:              JOHN FRANCO MARY FRANCO
                               (please print)

Notice Address for Investor:
   (please complete)

Facsimile:



Signed by: /s/ John Franco /s/ Mary Franco
           ----------------------------------
Name:
      ---------------------------------------
Title:
       --------------------------------------

        THIS IS A COUNTERPART SIGNATURE PAGE TO THE AMENDED AND RESTATED COMMON STOCK VOTING AGREEMENT, DATED AS OF NOVEMBER 18, 2005, AMENDING
         THE COMMON STOCK VOTING AGREEMENT OF ORBCOMM INC., DATED AS OF FEBRUARY 17, 2004, BETWEEN ORBCOMM INC. AND ITS COMMON STOCKHOLDERS.

Name of Investor:              Don Franco
                               (please print)

Notice Address for Investor:
   (please complete)

Facsimile:


Signed by: /s/ Don Franco
           ----------------------------------
Name:
      ---------------------------------------
Title:
       --------------------------------------

        THIS IS A COUNTERPART SIGNATURE PAGE TO THE AMENDED AND RESTATED COMMON STOCK VOTING AGREEMENT, DATED AS OF NOVEMBER 18, 2005, AMENDING
         THE COMMON STOCK VOTING AGREEMENT OF ORBCOMM INC., DATED AS OF FEBRUARY 17, 2004, BETWEEN ORBCOMM INC. AND ITS COMMON STOCKHOLDERS.

Name of Investor:              Eve Chrust 2001 Chrust Business Trust
                               (please print)

Notice Address for Investor:
   (please complete)

Facsimile:


Signed by: /s/ Steven Chrust
           -------------------------------------
Name: Steven Chrust
Title: Trustee

        THIS IS A COUNTERPART SIGNATURE PAGE TO THE AMENDED AND RESTATED COMMON STOCK VOTING AGREEMENT, DATED AS OF NOVEMBER 18, 2005, AMENDING
         THE COMMON STOCK VOTING AGREEMENT OF ORBCOMM INC., DATED AS OF FEBRUARY 17, 2004, BETWEEN ORBCOMM INC. AND ITS COMMON STOCKHOLDERS.

Name of Investor:              ESTRIN NEW VENTURES II, LLC
                               (please print)

Notice Address for Investor:
   (please complete)


Facsimile:


Signed by: /s/ Melvyn J. Estrin
           ------------------------------------
Name: MELVYN J. ESTRIN
Title: MANAGING MEMBER

        THIS IS A COUNTERPART SIGNATURE PAGE TO THE AMENDED AND RESTATED COMMON STOCK VOTING AGREEMENT, DATED AS OF NOVEMBER 18, 2005, AMENDING
         THE COMMON STOCK VOTING AGREEMENT OF ORBCOMM INC., DATED AS OF FEBRUARY 17, 2004, BETWEEN ORBCOMM INC. AND ITS COMMON STOCKHOLDERS.

Name of Investor:              Jerome B. Eisenberg
                               (please print)

Notice Address for Investor:
   (please complete)

Facsimile:


Signed by: /s/ Jerome B. Eisenberg
           -----------------------------------
Name: Jerome B. Eisenberg
Title: Chief Executive Officer

        THIS IS A COUNTERPART SIGNATURE PAGE TO THE AMENDED AND RESTATED COMMON STOCK VOTING AGREEMENT, DATED AS OF NOVEMBER 18, 2005, AMENDING
         THE COMMON STOCK VOTING AGREEMENT OF ORBCOMM INC., DATED AS OF FEBRUARY 17, 2004, BETWEEN ORBCOMM INC. AND ITS COMMON STOCKHOLDERS.

Name of Investor:              RBC Dain FBO:
                               E. Bulkeley Griswold IRA
                               (please print)

Notice Address for Investor:
   (please complete)



Facsimile:

            RBC Dain Rauscher, Inc., as custodian
Signed by: /s/ Mary Anne Grindatti
           ------------------------------------
Name: Mary Anne Grindatti
Title: Managing Director

        THIS IS A COUNTERPART SIGNATURE PAGE TO THE AMENDED AND RESTATED COMMON STOCK VOTING AGREEMENT, DATED AS OF NOVEMBER 18, 2005, AMENDING
         THE COMMON STOCK VOTING AGREEMENT OF ORBCOMM INC., DATED AS OF FEBRUARY 17, 2004, BETWEEN ORBCOMM INC. AND ITS COMMON STOCKHOLDERS.

Name of Investor:              BERT R. COHEN
                               (please print)

Notice Address for Investor:
   (please complete)


Facsimile:



Signed by: /s/ Bert R. Cohen
           ----------------------------------
Name:
      ---------------------------------------
Title: OWNER

     THIS IS A COUNTERPART SIGNATURE PAGE TO THE AMENDED AND RESTATED COMMON
      STOCK VOTING AGREEMENT, DATED AS OF NOVEMBER 18, 2005, AMENDING THE COMMON STOCK VOTING AGREEMENT OF ORBCOMM INC., DATED AS OF FEBRUARY 17,
            2004, BETWEEN ORBCOMM INC. AND ITS COMMON STOCKHOLDERS.

Name of Investor:              MARY HIGGINS CLARK
                               (please print)

Notice Address for Investor:
   (please complete)

Facsimile:


Signed by: /s/ Mary Higgins Clark
           --------------------------
Name: MARY HIGGINS CLARK
Title:
       ------------------------------

     THIS IS A COUNTERPART SIGNATURE PAGE TO THE AMENDED AND RESTATED COMMON
      STOCK VOTING AGREEMENT, DATED AS OF NOVEMBER 18, 2005, AMENDING THE COMMON STOCK VOTING AGREEMENT OF ORBCOMM INC., DATED AS OF FEBRUARY 17,
            2004, BETWEEN ORBCOMM INC. AND ITS COMMON STOCKHOLDERS.

Name of Investor:              STEVEN G. CHRUST, IRA
                               (please print)

Notice Address for Investor:
   (please complete)

Facsimile:


Signed by: /s/ Steven Chrust
           --------------------------
Name: STEVEN CHRUST
Title:
       ------------------------------

     THIS IS A COUNTERPART SIGNATURE PAGE TO THE AMENDED AND RESTATED COMMON
      STOCK VOTING AGREEMENT, DATED AS OF NOVEMBER 18, 2005, AMENDING THE COMMON STOCK VOTING AGREEMENT OF ORBCOMM INC., DATED AS OF FEBRUARY 17,
            2004, BETWEEN ORBCOMM INC. AND ITS COMMON STOCKHOLDERS.

Name of Investor:              Steven Chrust
                               (please print)

Notice Address for Investor:
   (please complete)


Facsimile:


Signed by: /s/ Steven Chrust
           --------------------------
Name:
      -------------------------------
Title:
       ------------------------------

     THIS IS A COUNTERPART SIGNATURE PAGE TO THE AMENDED AND RESTATED COMMON
      STOCK VOTING AGREEMENT, DATED AS OF NOVEMBER 18, 2005, AMENDING THE COMMON STOCK VOTING AGREEMENT OF ORBCOMM INC., DATED AS OF FEBRUARY 17,
            2004, BETWEEN ORBCOMM INC. AND ITS COMMON STOCKHOLDERS.

Name of Investor:              Bukfenc Inc.
                               (please print)

Notice Address for Investor:
   (please complete)

Facsimile:


Signed by: /s/ Andrew Gaspar
           --------------------------
Name: ANDREW GASPAR
Title: President

     THIS IS A COUNTERPART SIGNATURE PAGE TO THE AMENDED AND RESTATED COMMON
      STOCK VOTING AGREEMENT, DATED AS OF NOVEMBER 18, 2005, AMENDING THE COMMON STOCK VOTING AGREEMENT OF ORBCOMM INC., DATED AS OF FEBRUARY 17,
            2004, BETWEEN ORBCOMM INC. AND ITS COMMON STOCKHOLDERS.

Name of Investor:              ARTHUR S. BAHR
                               (please print)

Notice Address for Investor:
   (please complete)

Facsimile:


Signed by: /s/ Arthur S. Bahr
           --------------------------
Name:
      -------------------------------
Title:
       ------------------------------

     THIS IS A COUNTERPART SIGNATURE PAGE TO THE AMENDED AND RESTATED COMMON
      STOCK VOTING AGREEMENT, DATED AS OF NOVEMBER 18, 2005, AMENDING THE COMMON STOCK VOTING AGREEMENT OF ORBCOMM INC., DATED AS OF FEBRUARY 17,
            2004, BETWEEN ORBCOMM INC. AND ITS COMMON STOCKHOLDERS.

Name of Investor:              MARBLE ARCH GROUP LIMITED
                               (please print)

Notice Address for Investor:
   (please complete)


Facsimile:

For and on behalf of
ASPIRE INTERNATIONAL INC.

Signed by: /s/ Signature Illegible
           --------------------------
Name:
      -------------------------------
Title: ASPIRE INTERNATIONAL INC.
       DIRECTOR

                                    EXHIBIT A

                                    INVESTORS

                  NAME                     COMMON SHARES
                  ----                     -------------
John & Mary Franco, Tenants in Common          325,820
Don Franco                                   1,408,766
Jerome B. Eisenberg                            622,019
OHB Technology A.G.                          1,182,100
Liquidating Trust of Orbcomm Global L.P.       500,000
ORBCOMM Asset Holdings Ltd.                  1,714,526
Orbcomm Asia Limited                         1,179,882
Walter H. Sonnenfeldt                           69,041
Miller & Wrubel Asset Company                   60,035
ORBCOMM Deutschland A.G.                       114,835
Hyung-Jin Song                                 201,087
James Eagan                                     90,804
Northwood Ventures LLC                         255,151
Northwood Capital Partners LLC                  45,027
Hans Steininger                                165,097
Gruenwald Equity Partners GmbH                 120,071
Henning Melchers                                90,053
Andre-Michael Schultz                           30,018
Harald D. Berghoefer                            90,053
Hans E. W. Hoffmann                             60,035
Korea Orbcomm Ltd.                              97,965
Kenneth Rind                                    64,516
Transport International Pool, Inc.              48,125